Exhibit 23.2



              CONSENT OF ERNST & YOUNG LLP

We consent to the incorporation by reference in the Registration Statement (Form S-8 Nos.2-85000, 33-14641, 33-29850, 33-30417 and 33-62170) and related
Prospectuses pertaining to various stock option plans of our report dated January 15, 1997, with respect to the financial statements of IMC-Agrico Company (not presented separately herein) included in the Annual Report
(Form 10-K) of Freeport-McMoRan Inc. for the year ended December 31, 1996.


                                              /s/ ERNST & YOUNG LLP
                                              ----------------------
                                                 ERNST & YOUNG LLP

Chicago, Illinois
  March 28, 1997